UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  May 28, 2003
                                (Date of Report)

                                 Timeline, Inc.
             (Exact Name of Registrant as Specified in its Charter)

           Washington                     1-13524                   31-1590734
(State or Other Jurisdiction of    (Commission File No.)   (IRS Employer Identification
         Incorporation)                                               Number)

                        3055 112th Avenue N.E., Ste. 106
                           Bellevue, Washington 98004
             (Address of Principal Executive Offices, including zip)

                                 (425) 822-3140
                         (Registrant's Telephone Number,
                              including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  99.1 Press Release, dated May 28, 2003, "Timeline Reports Fiscal 2003 Loss of $365,000 or $0.09 Per Share; Year-To-Date Losses Narrow as Maintenance Revenues Grow 24%."

Item 9. Regulation FD Disclosure (Information furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition").

         On May 28, 2003, Timeline, Inc. issued a news release announcing its financial results for its 2003 fiscal year and fourth quarter ended March 31, 2003. A copy of this news release is attached as Exhibit 99.1.

         In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

         Dated:  May 28, 2003.
                                 TIMELINE, INC.

                                 By: /s/ Charles R. Osenbaugh
                                     -----------------------------------
                                     Charles R. Osenbaugh
                                     Chief Executive Officer